SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 22, 2002
(Date of Report—Date of Earliest Event Reported)

D.R. Horton, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14122	75-2386963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 Ascension Boulevard, Suite 100, Arlington, Texas 76006
(Address of Principal Executive Offices)

(817) 856-8200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

Exhibit 1.1 hereto is the Underwriting Agreement, dated as of November 22, 2002, among D.R. Horton, Inc., the Guarantors named therein and Banc of America Securities LLC.

Exhibit 4.1 hereto is the Fifteenth Supplemental Indenture to be executed by D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer & Trust Company, as trustee, relating to the 7.5% Senior Notes Due 2007 of D.R. Horton, Inc.

Exhibit 5.1 hereto is the opinion of Gibson, Dunn & Crutcher LLP, Dallas, Texas.

Exhibit 12.1 hereto is the statement of computation of ratios of earnings to fixed charges.

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits.

1.1	Underwriting Agreement, dated as of November 22, 2002, among D.R. Horton, Inc., the Guarantors named therein and Banc of America Securities LLC.

4.1
Fifteenth Supplemental Indenture to be executed by D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer & Trust Company, as trustee, relating to the 7.5% Senior Notes Due 2007 of D.R. Horton, Inc.

5.1	Opinion of Gibson, Dunn & Crutcher LLP, Dallas, Texas.

12.1	Statement of computation of ratios or earnings to fixed charges.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 2, 2002

D. R. Horton, Inc.

By:	/s/ Samuel R. Fuller
Samuel R. Fuller Executive Vice President, Treasurer, and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

1.1	Underwriting Agreement, dated as of November 22, 2002, among D.R. Horton, Inc., the Guarantors named therein and Banc of America Securities LLC.

4.1
Fifteenth Supplemental Indenture to be executed by D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer & Trust Company, as trustee, relating to the 7.5% Senior Notes Due 2007 of D.R. Horton, Inc.

5.1	Opinion of Gibson, Dunn & Crutcher LLP, Dallas, Texas.

12.1	Statement of computation of ratios of earnings to fixed charges.